UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         DATE OF REPORT (Date of earliest event reported): March 1, 2005

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

           On March 1, 2005, First Merchants Corporation issued a press release announcing the declaration of a quarterly cash dividend of $0.23 per share. The cash dividend is payable on March 21, 2005 to stockholders of record as of March 7, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

            The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated March 1, 2005, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Chief
                                           Accounting Officer)


Dated:  March 1, 2005

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99.1                Description
                        -----------
                        Press Release, dated March 1, 2005, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99.1

                       Press Release, dated March 1, 2005



N / E / W / S     R / E / L / E / A / S / E

March 1, 2005

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer, 765-751-1857 http://firstmerchants.com

SOURCE: First Merchants Corporation (Nasdaq: FRME), Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES QUARTERLY CASH DIVIDEND

The Board of Directors of First Merchants Corporation, on February 8, 2005, declared a quarterly cash dividend of $0.23.

The dividend is payable March 21, 2005, to stockholders of record March 7, 2005. For purposes of broker trading, the ex-date of the cash dividend is March 2, 2005.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Since its organization in 1982, the Corporation has grown to include nine affiliate banks with over 70 locations in 17 Indiana and three Ohio counties, a trust company, a multi-line insurance company, and a title company. Bank subsidiaries of the Corporation include:

o        First Merchants Bank in Delaware and Hamilton counties

o        Madison Community Bank in Madison County

o        First United Bank in Henry County

o United Communities National Bank in Randolph, Union, Fayette, Wayne, and Butler (OH) counties

o        First National Bank in Jay County

o        Decatur Bank & Trust Company in Adam County

o        Frances Slocum Bank in Wabash, Howard, and Miami counties

o Lafayette Bank and Trust Company in Tippecanoe, Carroll, Jasper, and White counties

o        Commerce National Bank in Franklin and Hamilton counties in Ohio


The Corporation also operates First Merchants Insurance Services, a full-service property, casualty, personal lines, and health care insurer, and is the majority owner of the Indiana Title Insurance Company LLC. Merchants Trust Company unites the trust and asset management services of all affiliate banks of the Corporation and represents one of the largest trust companies in the State of Indiana, with assets in excess of $1.5 billion.

For more information, visit www.firstmerchants.com.

                                       ###